UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 15, 2003

(Date of earliest event reported)

THREE-FIVE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-4373	86-0654102

(Commission File Number)	(IRS Employer Identification Number)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8600

(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     On March 17, 2003, Three-Five Systems, Inc. (“TFS”) announced its decision to form a wholly owned subsidiary, transfer TFS’s Microdisplay business and assets to that subsidiary along with approximately $22.0 million in cash, less spin-off expenses, and to distribute the common stock of this subsidiary to the TFS stockholders in a spin-off. Pursuant to this decision, TFS formed Brillian Corporation (“Brillian”) under Delaware law on May 7, 2003. The spin-off was effectuated on September 15, 2003, when all of the outstanding common stock of Brillian was distributed to the TFS stockholders (the “Distribution”). Spin-off expenses incurred were $1.1 million to date and, therefore, $20.9 million was distributed to Brillian prior to the Distribution. The spin-off of Brillian was effected by way of a pro rata dividend of the common stock of Brillian to TFS stockholders or record as of September 4, 2003 (the “Record Date”). In the Distribution, TFS stockholders received one share of Brillian common stock for every four shares of TFS common stock owned as of the Record Date. On September 16, 2003, Brillian’s stock began trading on the Nasdaq National Market under the symbol “BRLC.”

     In connection with the Distribution, TFS has adjusted its financial statements, on a pro forma basis, to reflect the departure of the Brillian business from TFS’s consolidation. The pro forma financial statements are included with this Current Report as Exhibit 99.1.

     For more information on the reasons for the spin-off, as well as a description of the Microdisplay business and risks associated with the spin-off, please refer to the Form 10 and related amendments and associated filings that Brillian has filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

               Not applicable.

(b)	Pro Forma Financial Information.

               The pro forma TFS consolidated financial statements are attached hereto as Exhibit 99.1.

(c)	Exhibits.

Exhibit
Number	Exhibits

2.2	Master Separation and Distribution Agreement between the Registrant and Brillian Corporation(1)
10.18	Assignment and Assumption Agreement between the Registrant and Brillian Corporation(1)
10.19	Intellectual Property Agreement between the Registrant and Brillian Corporation(1)
10.20	Tax Sharing Agreement between the Registrant and Brillian Corporate(1)

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Exhibit
Number	Exhibits

10.21	Real Property Sublease Agreement between the Registrant and Brillian Corporation(1)
10.22	Transition Services Agreement between the Registrant and Brillian Corporation(1)
99.1	Pro Forma TFS Consolidated Financial Statements.

(1)	Incorporated by reference to Form 10/A (Amendment No. 4) (Registration #000-50289) as filed with the SEC by Brillian Corporation on September 3, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE-FIVE SYSTEMS, INC.

Date: September 30, 2003	By:	/s/ Jeffrey D. Buchanan

Jeffrey D. Buchanan
Executive Vice President, Chief
Financial Officer, Secretary, and
Treasurer

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Exhibit Index

Exhibit
Number	Exhibits

2.2	Master Separation and Distribution Agreement between the Registrant and Brillian Corporation(1)
10.18	Assignment and Assumption Agreement between the Registrant and Brillian Corporation(1)
10.19	Intellectual Property Agreement between the Registrant and Brillian Corporation(1)
10.20	Tax Sharing Agreement between the Registrant and Brillian Corporation(1)
10.21	Real Property Sublease Agreement between the Registrant and Brillian Corporation(1)
10.22	Transition Services Agreement between the Registrant and Brillian Corporation(1)
99.1	Pro Forma TFS Consolidated Financial Statements.

(1)	Incorporated by reference to Form 10/A (Amendment No. 4) (Registration #000-50289) as filed with the SEC by Brillian Corporation on September 3, 2003.